                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint R. Scott Trumbull, James W. Baehren, or either of them, individually, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto (including without limitation any post-effective amendments thereto and any registration statement pursuant to Rule 462(b)), and to file each of the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and every act and thing necessary or desirable to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of Owens-Illinois Group, Inc. in the capacities and on the dates indicated.


SIGNATURE                                TITLE                                  DATE
---------                                -----                                  ----

/s/ Thomas L. Young                      President, Chairman of the Board of    April 5, 2002
------------------------------------     Directors and Chief Executive
Thomas L. Young                          Officer (Principal Executive
                                         Officer); Director

/s/ James W. Baehren                     Vice President and Secretary;          April 5, 2002
------------------------------------     Director
James W. Baehren

/s/ R. Scott Trumbull                    Vice President and Chief Financial     April 5, 2002
------------------------------------     Officer; Director
R. Scott Trumbull

/s/ Jeffrey A. Denker                    Treasurer                              April 5, 2002
------------------------------------     (Principal Financial Officer)
Jeffrey A. Denker

/s/ Edward C. White                      Controller and Chief Accounting        April 5, 2002
------------------------------------     Officer (Principal Accounting
Edward C. White                          Officer)

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint R. Scott Trumbull, James W. Baehren, or either of them, individually, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto (including without limitation any post-effective amendments thereto and any registration statement pursuant to Rule 462(b)), and to file each of the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and every act and thing necessary or desirable to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on behalf of Owens-Brockway Glass Container Inc. in the capacities and on the dates indicated.


SIGNATURE                                TITLE                                  DATE
---------                                -----                                  ----

/s/ Joseph H. Lemieux                    Chairman of the Board of Directors     April 5, 2002
------------------------------------     and Chief Executive Officer
Joseph H. Lemieux                        (Principal Executive Officer);
                                         Director

/s/ Thomas L. Young                      Executive Vice President,              April 5, 2002
------------------------------------     Administration and General Counsel;
Thomas L. Young                          Director

/s/ Robert J. Dineen                     Director                               April 5, 2002
------------------------------------
Robert J. Dineen

/s/ Edward A. Gilhuly                    Director                               April 5, 2002
------------------------------------
Edward A. Gilhuly

/s/ James H. Greene, Jr.                 Director                               April 5, 2002
------------------------------------
James H. Greene, Jr.

                                         Director
------------------------------------
Anastasia D. Kelly

/s/ John J. McMackin, Jr.                Director                               April 5, 2002
------------------------------------
John J. McMackin, Jr.

                                         Director
------------------------------------
Michael W. Michelson


/s/ George R. Roberts                    Director                               April 5, 2002
------------------------------------
George R. Roberts

/s/ R. Scott Trumbull                    Executive Vice President and Chief     April 5, 2002
------------------------------------     Financial Officer (Principal
R. Scott Trumbull                        Financial Officer)

/s/ Edward C. White                      Vice President and Comptroller         April 5, 2002
------------------------------------     (Principal Accounting Officer)
Edward C. White